The Growth Strategy CPI Corporation June 4, 2002

Important Notice

     This presentation includes certain statements, estimates and projections with respect to the Company’s plans, the impact of those plans, business strategies and the future performance of the Company which are forward looking statements within the meaning of the Private Securities Litigation Act of 1995. Such statements, estimates and projections reflect various assumptions by CPI concerning those plans and strategies and the anticipated results and are subject to significant business, economic and competitive risks and uncertainties, many of which are beyond control of CPI. These risks and uncertainties, both known and unknown, include, but are not limited to: customer demand for the Company’s products and services, the overall level of economic activity in the markets in which CPI is and plans to become active, competitors’ actions, dependence on suppliers, the Company’s relationship with Sears, Roebuck & Company, manufacturing interruptions, fluctuations in operating results, changes in employment and other operating costs, future cash requirements, capital expenditures, availability of equipment and systems and the effectiveness of the Company’s marketing plans, unanticipated events such as the September 11, 2001 terrorist attacks and other risks as may be described in the Company’s filings with the Securities and Exchange Commission. Accordingly, there can be no assurance that such statements, estimates and/or projections will be realized. The actual results may vary from the statements, estimates and projections contained herein, and those variations may be material.

Presentation Overview Strategy Development Process CPI Strategy Overview The Individual Strategies The Payback - Financial Implications Enhancing the Prospects of Success Concluding Comments

Strategy Development Process

Strategic Review - Rationale And Goals

Rationale for Strategic Review

CPI’s dependence on one channel and one customer segment for its revenue

Sears Portrait Studios’ revenue growth is flat

Technology is driving a change in the consumer value proposition

CPI’s growth is constrained by the Sears agreement

Goals of the Strategic Review

Reduce our dependence on Sears - control more of our own destiny

Consistent profit growth

Increase shareholder wealth

The Process We Adopted

Sept ’01

Industry Analysis

Market Analysis

Organizational Analysis

Strategic Analysis

Team Recommendations
Desirability of the opportunity
Preliminary financials

Feb ’02

Integrated CPI Strategy

Business Cases

Shareholder Impact Analysis

CPI Corporate Strategy
Strategic priorities
Strategic alternatives
high priority initiatives
Business case development
Financial pro forma

May ’02

CPI’s Strategic Review Investment

4 Strategic Review Teams, 7 to 10 people per team

400 to 600 hours per person on each team

Approximately 4,700 total hours per team

40 to 60 industry interviews per team

2 Consulting Firms - A boutique strategy consulting firm and a big five consulting firm

Critical Insights: 5 Facts Frame CPI’s Growth Challenges

Sears Portrait Studios must remain our central growth engine

CPI is dependent upon ONE narrow customer segment

Parents of 0 - 5 year old children
Birthrate is flat

Technology is about to radically change the customer value proposition

Volatile, potentially disruptive technology
Impact on image capture and output

Consumer diversity is everywhere

Ethnic and cultural diversity
Changing family make-up
Changing roles in family
Time-pressed consumers are looking for new services

A demand to deliver services where the consumer wants them

Our Strategic Priorities: What We Must Do To Grow

Given the critical insights resulting from the review of our industry and our company we must:

Create more satisfied customers from positive relationships and experiences with high caliber studio associates

Diversify our customer base

Diversify the venues and channels in which we do business

Develop compelling customer value propositions around BOTH image capture and image enjoyment

Align CPI’s internal structure, processes and capabilities with the strategy

CPI Strategy Overview

The Window On The Future

With the completion of the strategic review we envision a much bigger, more well-defined world of opportunity for CPI than we did 9 months ago.

In this new world of opportunity we see significant opportunities to:

Strengthen and grow Sears Portrait Studios and our leadership of the department/discount store channel

Shape and capture a significant share of an emerging market in mobile photography

Selectively export our host-environment competencies beyond the U.S. market

Create and develop a new market for the upscale but price conscious customer

Create significant new shareholder wealth from the market opportunities

We also see that reaching our potential depends upon sound financial management and consistent earnings performance. In this context, our vision is aggressive while our financial assumptions are conservative.

The Opportunities: Increase Our Market Size By $4 Billion

Significantly Grow
Sears Portrait Studios

Reinforce our leadership of the discount store/ department store channel

Take share from the chain/mall channel

A $1.2B market

Enter and Build Leadership Positions in 3 Major Professional Photography Markets

MOBILE photography via the Childcare venue - a $2.1B market

The MEXICAN PORTRAIT MARKET via a host relationship - an $800 million market

The UPSCALE MARKET via a newly positioned upscale chain - a $1.3 billion market

A $4.2 B market

The Target Markets

Sears Portrait Studios

Parents and guardians of children 5 and under
Families and high school seniors
Business customers
Cultural and demographic sub-segments

Childcare/Mobile

60,000 childcare centers with 75 or more children

Mexico/Host Environment

Families with children

Young adults

Consumers celebrating religious and traditional events

Upscale

Families with children
Seniors/Graduates
Individuals

5-Year Strategic Objectives

CPI Corp.

Deliver consistent earnings growth over the course of the next five years

Be perceived as a re-energized, innovative and growth-oriented portrait industry leader

Grow revenue by $83 million to $402 million

Increase EBITDA by $34 million to $73 million

Build foundation for growth beyond 2006

5-Year Strategic Objectives (Continued)

Sears Portrait Studio

Remain the undisputed leader of portrait photography within the discount/department store segment

Grow Sears Portrait Studio revenues by $35 million to $354 million

Increase EBITDA by $23 million to $62 million

Childcare/Mobile

Become a major player in childcare center photography

Grow childcare revenues to $28.9 million

Contribute $7.3 million of EBITDA

Test the mobile photography platform in new markets and venues

5-Year Strategic Objectives (Continued)

Mexico/Export Host Markets

Become Mexico’s leading provider of quality, creative, culturally- relevant portraits at reasonable prices

Grow revenues to $16 million

Contribute $2.9 million of EBITDA

Prioritize hosts in other markets that match our host competencies

Upscale

Develop one geographic market and prove the consumer value proposition

Validate the upscale market as a future CPI earnings growth engine

Begin expanding into new geographic markets

Transfer appropriate service and operating learnings to Sears Portrait Studios

Why We Can Execute This Strategy

CPI’s Core Competencies

Capturing memories of children for the value-oriented, mass-market customer

Managing the infrastructure, production and technology of a mass market portrait studio operation

Sears Portrait Studios Strategy

Sears Portrait Studios - The Opportunity Significantly grow the Sears Portrait Studio business by penetrating new markets, offering new portrait products and improving the customer experience

Sears Portrait Studios - Target Markets

Target Markets*

Segment 1:      Mothers and guardians of preschool children 5 and under

Segment 2:      Families and high school seniors

Segment 3:      Business customers

*Special emphasis will be placed on Hispanics within all market segments

Market Size*

Segment

Preschool (0-5)
Families
Seniors/Graduates
Business to Business

Sittings

15.6 million
3.9 million
400,000
Unknown

Sales

$890 million
$332 million
$36 million
Unknown

Package Avg

$57
$86
$90
Unknown

*Figures depict those individuals/groups who are currently portrait active in discount/department store market

Sears Portrait Studios - Value Proposition

Easy appointment scheduling

Online
Automated voice response

Satisfying portrait sittings
Custom studio lighting
Photographers who build relationships

Abundant portrait options

Black and white

Sepia

Special effects

Instant editing and retouching

Fast product delivery

Express to regular delivery depending upon customer preference
Online image services

Additional ordering
Archiving
Album making
Sharing
Uploading of new images

Prices
Value priced packages
Special order options
A la carte for image services

Sears Portrait Studios - Differentiators

Products

Enhanced upscale lighting available at affordable prices

Full service imaging center

Portrait enhancements

Imaging alternatives such as archiving, copy and restoration, and scrap booking

Innovative products for image enjoyment

E-commerce capabilities

Customer Benefits

Highly skilled portrait studio Associates, who excel at building long-term relationships with customers

Ease of customer experience through online appointments and pre- selection process

Sears Portrait Studios - Strategic Initiatives & Critical Milestones

Improve the quality of the customer experience

Determine and measure critical success factors surrounding customer experience
Implement new studio staff selection process
Measure impact of additional labor/session time
Determine customer value of quicker product delivery

Expand and enrich the value proposition around image capture and image enjoyment

Provide black and white products
Provide film to digital products
Implement full digital system/enhanced lighting
Provide Searsphotos.com service in all locations

Diversify the Sears Portrait Studio customer base

Establish Business to Business presence
Capture family and high school senior market share

Strengthen our position in the traditional Sears Portrait Studio target market

Increase acquisition of new mothers
Recapture 3-5 year preschool market
Penetrate Hispanic market

Sears Portrait Studios - Milestones And Timing

Milestones                                          &nbs p;                                         &n bsp;                                                          Timing
Milestone 1: Provide black and white products                                          &nbs p;              Q2/02
Milestone 2: Implement new studio staff selection process                                       Q3/02
Milestone 3: Provide Searsphotos.com service in 250 new sites                                    Q3/02
Milestone 4: Determine critical success factors surrounding customer experience          Q4/02
Milestone 5: Provide film to digital products                                          &nbs p;                    Q1/03
Milestone 6: Expand Searsphotos.com service to 670 sites                                       Q1/03
Milestone 7: Establish Business to Business presence                                          &nbs p;           Q1 /03
Milestone 8: Penetrate Hispanic market                                          &nbs p;                                    Q1/03
Milestone 9: Recapture 3-5 year presechool market                                          &nbs p;                 Q1/03
Milestone 10: Family and graduate marketing                                          &nbs p;                                    Q1/03
Milestone 11: Measure impact of additional labor/session time                                          &nbs p;     Q3/03
Milestone 12: Determine customer value of quicker product delivery                                   Q3/03
Milestone 13: Implement full digital system/enchanced lighting in 120 studios                  Q3/03
Milestone 14: Implement full digital system/enchanced lighting in 400 studios                Q2/04

B&W
Q2/02

Staff Selection Searsphotos.com in 250 new sites
Q3/02

Critical Success Factors
Q4/02

Film to Digital
Expand Searsphotos.com to 670 sites
Business to Business
Hispanic market
3-5 market
Family & senior/graduate marketing
Q1/03

Impact of additional labor/session time
Value of quicker delivery
Full digital/lighting 120 studios
Q3/03

Full digital/lighting 400 studios
Full digital/lighting 400 studios
Q2/04

Sears Portrait Studios - Competitive Environment

COMPETITOR

PCA
(Wal-Mart)

PCA in
(Meijers)

Lifetouch* in
(Target)

Lifetouch* in
(JC Penney)

Olan Mills** in
(K-Mart)

Picture People
(Hallmark)

Kiddie Kandids
(in remote locations
and Babies ’R Us)

LOCATIONS

1,350

15

130

425

840

320

59

DESCRIPTION: Offers and Strengths

Two-trip transaction, on-site coupon pricing,
portrait preview, high traffic locations,
low operating costs, host strength and growth

Two-trip transaction, on-site coupon pricing,
portrait preview, high traffic locations,
regional host strength and growth

Financial resources, improving host image,
expanding host, high visibility studios

Image, digital products, character backgrounds,
marketing issues, lighting

Price, weak host, speculative business
transaction, no portrait preview

Innovation, fun atmosphere, perceived quality,
financial resources, image, one-trip
transaction, visibility, tie to Hallmark

Technology, walk-ins only, innovation, image,
products and services, perceived quality,
one-trip transaction

COMPETITIVE REACTION

Aggressive marketing, price reductions and ability to
quickly imitate selected product enhancements

Same as above

Quick imitation of programs and product enhancements

Same as above
Aggressive marketing response and price reductions

Innovative response such as casual posing
and trendy props for a more upscale look
and continual market expansion

Innovative response through continual
enhancement of digital product offerings
and services and continual market expansion

*Lifetouch has presence in various markets as a lifecycle photographer
**Olan Mills also operates remote studios in certain markets

Sears Portrait Studios - Critical Success Factors

Incorporate market research findings into studio operating model, products/services, and staff development

Investment in retraining and retaining a more professional field organization

Provide the consumer with personalized service and quality portrait products

Organizational ability to change

Reduce individual studio performance variance

Communicate and maintain a focused vision throughout the organization

Educate consumers in the value of images captured

Timely investment in technology driven by consumer needs

Three-year commitment to Business to Business initiative

Meeting installation schedule commitments through on-time delivery of new technology

Mobile Photography/Childcare Strategy

Mobile Photography/Childcare- The Opportunity

Enter and capture a significant share of the childcare portrait market by developing a mobile capture system that permits CPI to travel outside of our Sears Portrait Studios.

Leverage the mobile capture system to enter new markets, new venues and new sales channels.

Mobile Photography/Childcare - Target Markets

Target Markets

Initially, childcare operators with 75 or more children who desire to provide photographic services. There are over 60,000 centers in the United States that fall within this target segment.

Ultimately, mothers and guardians of children, 6 and under, who use childcare services and in-home families.

Market Size

Segment

Currently
5 Year Projection

Sittings

3.93 million (3.14 pkgs)
5.28 million (4.22 pkgs)

Sales
$110 million
$150 million

Package Avg

$35.00
$35.50

Mobile Photography/Childcare - Customer Value Proposition

The childcare market is generally served with a model developed for grade schools. With more children entering childcare, there is a greater demand for the special needs and services required by this segment.

These values include:

Provide the childcare center with products which communicate memories while projecting the childcare center’s ability to teach children and develop social skills. This higher level of service will allow the childcare center to build better relationships with the parents and guardians.

Better meet the parent’s and guardians’ desire for more choice, better products, preview and convenience. Create memories for the parent and guardian with both candid and formal poses to help them “be there” and share their child’s life while they are away at work.

Mobile Photography/Childcare - Differentiators

More time spent with each child

Candid shots and formal poses for more variety

For the childcare center

Unique products to promote childcare centers’ name
Display collages showing the children’s activities for parents and guardians and prospective customers

For the parent and guardian

Proof sheet order form (later online ordering) allows convenient previewing
Unique products like “Day in the Life” Portrait Creation gives a glimpse of child’s day
Archiving and e-commerce will offer enhanced image sharing and enjoyment in the future

Mobile Photography/Childcare - Strategic Initiatives & Critical Milestones

Establish and grow a business to target larger childcare centers

Build an integrated mobile image capture system with off-the-shelf technology
Hire outside expertise to head the operations; support with existing corporate photography skills
Validate the business model through testing and customer research for both the childcare center and the parent/guardian
Roll out and test the business model in three markets

Recapture sittings for ages 2-6 for Sears Portrait Studios
Cross promote with Sears Portrait Studio family coupons to generate additional sittings
Promote small (fewer than 75 children) childcare centers with Sears Portrait Studio family coupons

Mobile Photography/Childcare - Milestones And Timing

Milestone                                        & nbsp;                                          ;                           Timing
Milestone 1: Complete alpha/beta testing                                          &nbs p;                          Q2/02
Milestone 2: Establish selection criteria for new markets                                          &nbs p;         Q4/02
Milestone 3: Enter markets #2 and #3                                          &nbs p;                            Q1/03
Milestone 4: Determine critical success factors surrounding sponsors and guardians               Q1/03
Milestone 5: Initiate development of mobile capture system                                          &nbs p;                Q1/03
Milestone 6: Evaluate growth opportunities in similar mobile segments                                        Q2/03
Milestone 7: Expand to market #4-15                                          &nbs p;                                 Q1/04
Milestone 8: Penetrate Hispanic market                                          &nbs p;                      Q1/03

Alpha/Beta testing
Q3/02

Selection criteria
Q4/02

Mkts#2 & 3
Critical Success
Develop capture
Q1/03

Growth opportunities
Q2/03

Mkts #4-15
Q1/04

Mkts #16-3
Q1/05

Mobile Photography/Childcare - Competitive Environment

COMPETITOR

Lifetouch

Independents

Regional

MARKET SHARE

20%

65%

15%

DESCRIPTION

Successful stable company
Long history with schools
Market leader

Small and agile
Knowledge of local markets

Better production facilities
Some sponsor knowledge

COMPETITIVE REACTION

Continue to run “school” model

Difficulties in producing cost- effective products to match our value proposition Lack experienced sales professionals

Potentially slow to react, but may be a little more flexible than national competitors

Mobile Photography/Childcare - Critical Success Factors

Develop a deep understanding of the childcare center and parent and guardian needs

Develop a one-person mobile image capture system integrated to a central manufacturing lab

Hire and maintain a superior sales and photography workforce

Provide a customer experience and products that exceed market standards

Establish on-line capabilities as soon as reasonably possible

Focus and commitment to a five year plan

Delivery of capital resources

Meet market opening schedule with on-time delivery of new technology

Mexico Strategy

Mexico - The Opportunity

A void exists in the Mexican market for quality, creative, culturally-relevant portraits at reasonable prices

Only options available to Mexican consumers:

  PCA/Wal-Mart

     U.S. model

  Independent studios

     Inconsistent quality

     High price
Hypermarket format

  Appeals to families across middle socio- economic levels
  Fastest growing retail channel
  Good real estate
  Large, densely populated trade area
  Existing relationships with licensed businesses

Four potential hosts that operate in the hypermarket format have been identified

Foundation to enter other markets
because of cultural similarities and newly developed competencies in another host

Mexico - Target Markets

Target Markets

Segment 1:     Families with children

Segment 2:     Young adults

Segment 3:      Consumers celebrating religious and other traditional events

Market Size

Total portrait active households in B&C* economic segments- 3.2 million or an $800 million market

*Represents the upper end of the middle class

Mexico - Customer Value Proposition Provide a reliable, widely-available source of quality, creative, culturally-relevant portraits at reasonable prices

Mexico - Differentiators

Quality portraits at a competitive price

Instant previewing

On-site fulfillment of some products

Creative products adapted to reflect the Mexican culture

Brand equity from the host

Mexico - Milestones And Timing

     Milestones                                                                              Timing
1 Establish host relationship and agreement                           3Q 2002
2 Create business plan                                          &nbs p;                      3Q 2002
3 Establish a Mexican field support organization                    4Q 2002
4 Conduct consumer research                                          &nbs p;          4Q 2002
5 Prepare US plants for Mexican production                             4Q 2002
6 Resolve border and distribution issues                                   4Q 2002
7 Open pilot studios                                          &nbs p;                            1Q 2003
8 Open 12 studios                                          &nbs p;                              3,4Q 2003
9 Open 25 additional studios                                          &nbs p;       1,2,3,4Q 2004

1,2(3rd Q)      3-6(4th Q)
2002

7(1st Q)          8(3rd, 4th Q)
2003

9(1st, 2nd, 3rd, 4th Q)
2004

Mexico - Competitive Environment

Competitor

Wal-Mart Portrait Studio-operated by PCA. Located in most Wal-Marts Supercenters

Independent Studios

Estimated Locations

60

8,000

Description

# of locations, accessibility to Wal-Mart customers, expansion opportunities to other Wal-mart outlets, first in mass Market, low operating costs, Wal-Mart’s Mexico success

Traditional studios:
loyal customers primarily a wedding business, customer focused, perceived quality
ID studios: fast, convenient, pricing

Competitor Reaction

Continue to open locations. Lower prices and imitate offers, backgrounds, props, and promotions
Traditional Studios: No major reaction expected.
May begin to market/offer portraits for more occasions-Birthdays, Christmas.
ID Studios: Same as traditional studios

Mexico - Critical Success Factors

Find an appropriate host

Understand the customer/culture

Develop products and services that reflect the Mexican culture

Learn to operate in the Mexican business environment

Compete on price/value

Make a long-term commitment to the Mexican market

Actively market services

Organizational flexibility that promotes the ability to change or adapt

Upscale Strategy

Upscale - The Opportunity Enter the upscale portrait market and capture a significant share with a price-value proposition positioned between Sears Portrait Studios and the upscale carriage trade

Upscale - Strategic Objectives To become a significant upscale player by 2012 with future growth potential To have approximately 13 studios by 2006

Upscale - Target Markets

Target Segments

High service, quality and value-oriented customers from the following:

Segment 1:       Families with children

Segment 2:       Seniors/Graduates

Segment 3:       Individuals

Market Size

Segment Sittings Sales Package Avg

Independents 3.5 million $625 million $150 - $225

Mall/dept store chains* 4.1 million $432 million $100+

Total 7.6 million $1.057 billionv
*Individual sales transactions greater than $100

Upscale - Customer Value Proposition

Provide the experience and quality of a customized portrait sitting found at independent studios, with unbeatable product selection, but at prices independent studios would find difficult to match

Upscale - Differentiators

Combine personalized service and value

Professional photographers dedicated to capturing high quality portraits
Separate management and sales specialists to facilitate the experience
Simplified pricing
An inviting studio environment located in a convenient power strip location

Breadth of products and services

Digital model allowing enhancements and a wide array of output
E-commerce capabilities such as scrap booking, on-line preview and ordering, etc.

Consistent execution of brand promise

Multiple locations in a local market
Professional business management and marketing
Infrastructure support

Upscale - Milestones And Timing

Milestones                                                                               Timing
1. Team selection                                          &nbs p;                       3Q2002
2. Business plan                                          &nbs p;                         4Q2002
3. Transform the three existing Mainstreet studios        3Q2003
4. Brand finalization                                          &nbs p;                  1Q2004
5. Working hand-held capture and fulfillment model      2Q2004
6. Expand test market
        3 additional studios                                          &nbs p;          2Q2005
7. Expand test market
        7 additional studios                                          &nbs p;          1Q2006
8. Go/No Go decision                                          &nbs p;               3Q2006

1(3rd Q)     2(4th Q)
2002

3(3rd Q)
2003

4(1st Q)     5(2th Q)
2004

6(1st Q)
2005

7(1st Q)     8(3rd Q)
2006

Upscale - The Competition

Key Competitors

Lifetouch Prestige Studios

Hallmark

Independents

# of Locations

About 86

300+

40,000

Description

Focus on seniors/graduates, part of a larger company with resources. Uses a business model that is film based, with higher prices than retail chains

Picture People locations

High quality of photography and service. Responsive to local markets with an entrepreneurial spirit. Suffer from poor capitalization and marketing, higher costs, lower product range and lack of technology

Reaction

Could speed up expansion

Has resources to enter upscale

Develop a coalition or network

Upscale - Critical Success Factors

Must be run as an autonomous organization, while sharing corporate infrastructure for economies of scale
Synergize with Sears Portrait Studios and Childcare to leverage key corporate services, including a customer relations management system, manufacturing and IT services
Shift to a service driven, customer service model
Upgrade services to meet the expectations of upscale customers
Develop a brand that communicates quality, image and style
Attract and retain a high caliber of field and corporate employees who can meet the expectations of the upscale customers
Manage the growth of the chain and the corresponding competition for corporate capital, resources and people

The Payback - Financial Implications

Projected Financial Targets

       $’s in millions
       2002 - 2006
       Actual 2001           Growth            2006

CONSOLIDATED
      Revenues     $319 $83 $402
      EBITDA     $39 $34 $73
      EBITDA Margin 12% 6% 18%

SEARS PORTRAIT STUDIOS
      Revenues $319 $35 $354
      EBITDA $39 $23 $62
      EBITDA Margin 12% 6% 17.5%

CHILDCARE
      Revenues - $29 $29
      EBITDA - $7.3 $7.3
      EBITDA Margin - - 25%

MEXICO
      Revenues - $16 $16
      EBITDA - $2.9 $2.9
      EBITDA Margin - - 18%

Observations
- Revenues are projected to grow in the mid-single digit range

- Each dollar of revenue growth will have a much greater EBITDA impact resulting principally from leveraging existing capacity

- EBITDA margins are projected to increase 50% from 12% to 18%

- Returns on invested capital (defined as non-cash assets) are projected to more than double to the low double digit range

Planned Capital Expenditures

                                 $’s in millions
               2002 2003 2004 2005 2006 Total

Sears Portrait Studios $18 $30 $55 $44 $27 $174
Childcare, Mexico, Upscale $1 $2 $5 $6 $5 $19
Total $19 $32 $60 $50 $32 $193

Strategies are anticipated to be funded by internally generated cash flows and cash on hand, providing flexibility to accelerate execution of a strategy or strategies if warranted by results.

Assessment of Shareholder Value Added

Utilized Economic Value Added (EVA) approach to measure anticipated contribution of strategies, utilizing a 10% weighted average cost of capital

Higher correlation to stock price performance and market valuation than other traditional measures

All strategies projected to produce economic value added implying economic returns on invested capital greater than 10%

Enhancing The Prospects Of Success

Enhancing The Prospects Of Success

Value of the process enhances the chances of success

Passion
Sense of Ownership
Buy-in
Commitment
Clear Direction

We do not stray outside our Core Competencies

Capturing memories of children for the value-oriented, mass-market customer
Managing the infrastructure, production and technology of a mass-market portrait studio operation

Our implementation process is well designed and already underway
Embedded into the executive level
Leverages team approach and processes begun during strategy development, now an accepted organizational process

How We Are Getting Under Way

Dave Pierson
CEO

Gary Douglass
CFO

The
Strategy
Management
Office
(SMO)

2002/2003
Revenue
Team

Customer
Experience

SAS
Full/Digital

Enhanced
Lighting

Business
Customers

Upscale

Mexico

Childcare

Speed to
Market

Staff
Selection/
Development

DMS

Film
To Digital

Employee
Communications

Searsphotos.com

Sears Portrait Studio
Initiative =

Other Initiatives =

Our Growth Strategy- Concluding Comments

Our Growth Strategy - Concluding Comments

Thorough, well-researched, inclusive strategy development process

Our people are passionate, energized and committed to our new direction

Sears Portrait Studios continue to be our central engine for growth

Increasing the market size that we compete for from $1.26 billion to over $4.0 billion

Entering these new markets in a measured, fiscally-responsible fashion which establishes the "launching point" for further penetration into the mobile photography, hosted/international and upscale markets as results warrant

And, most importantly our initiatives increase the prospects for enhancing shareholder value